                                                                    EXHIBIT 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                            SECTION 302 CERTIFICATION

         I, JOHN D. WHITE, certify that:

(1) I have reviewed this annual report on Form 10-K/A of LONE STAR  STEAKHOUSE &
SALOON, INC, a Delaware corporation (the "registrant");

(2) Based on my  knowledge,  this  annual  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

(3)  Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

(4)  The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

         (a)  Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this annual report is being prepared;

         (b)  Designed such internal control over financial reporting, or caused such  internal  control  over  financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the  reliability  of financial  reporting and the  preparation  of financial  statements  for external  purposes in  accordance  with generally accepted accounting principles.

         (c)  Evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

         (d)  Disclosed in this report any change in the  registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's most recent fiscal quarter (the  registrant's  fourth fiscal  quarter  in  the  case  of  an  annual  report)  that  has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

(5) The registrant's other certifying officer and I have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

         (a)  All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are  reasonably  likely  to affect  the  registrant's  ability  to record, process, summarize and report financial information; and

         (b)  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  April 27, 2005

                                            By: /s/ John D. White
                                               ---------------------------
                                                John D. White
                                                Chief Financial Officer